UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 18, 2006

CNB Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-51685	20-3801620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Waldo Street, PO Box 830, Worcester, MA	01613-0830
(Address of principal executive offices)	(Zip Code)

(508)752-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 18, 2006 Commonwealth National Bank, the wholly owned subsidiary of CNB Financial Corp., entered into change in control severance agreements with the bank’s five executive officers: Charles R. Valade, President and Chief Executive Officer; Martha A. Dean, Senior Vice President and Chief Operations Officer; William M. Mahoney, Senior Vice President and Chief Financial Officer; Christine Trifari, Senior Vice President, Secretary and Chief Credit Officer; and Andrea White, Senior Vice President and Chief Retail Officer. Each agreement is for an initial two-year term and renews automatically each month thereafter for a twenty-five month term unless otherwise terminated. Each agreement provides for the payment of certain benefits and compensation if there is a change in control of the bank or its parent company and the executive’s employment is terminated under defined circumstances during the defined protected period (which includes the twenty-four months following the change in control). The benefits and compensation include:

•	a bonus payment for the current year pro-rated for the number of days up to the date of termination;
•
a lump sum payment equal to a multiple of the executive’s annual base salary and bonus (two and one half times in the case of Mr. Valade and one and one half times in the case of the other executives);

•	the accelerated vesting of stock options, restricted stock or other stock awards; and
•	a continuation of health and life insurance benefits on the same or similar terms for a specified period (30 months in the case of Mr. Valade and 18 months in the case of the other executives).

Each change in control severance agreement also contains a non-competition provision which prohibits the executive from competing with the bank for a specified period following his or her termination (18 months in the case of Mr. Valade and 12 months in the case of the other executives).

The foregoing description of the change in control severance agreements does not purport to be complete and is qualified in its entirety by reference to the individual agreements. Copies of the agreements are filed as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Exhibits and Financial Statements.

Exhibits

Item	Description

10.1	Change in Control Severance Agreement, dated May 18, 2006, between Commonwealth National Bank and Charles R. Valade

10.2	Change in Control Severance Agreement, dated May 18, 2006, between Commonwealth National Bank and Martha A Dean

10.3	Change in Control Severance Agreement, dated May 18, 2006, between Commonwealth National Bank and William M. Mahoney

10.4	Change in Control Severance Agreement, dated May 18, 2006, between Commonwealth National Bank and Christine Trifari

10.5	Change in Control Severance Agreement, dated May 18, 2006, between Commonwealth National Bank and Andrea White

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Financial Corp. By: /s/ Charles R. Valade Name: Charles R. Valade Title: President

Date: May 22, 2006

EXHIBIT INDEX

Item	Description	Method of Submission

10.1	Change in Control Severance Agreement, dated May 18, 2006, between Commonwealth National Bank and Charles R. Valade	Filed

10.2	Change in Control Severance Agreement, dated May 18, 2006, between Commonwealth National Bank and Martha A Dean	Filed

10.3	Change in Control Severance Agreement, dated May 18, 2006, between Commonwealth National Bank and William M. Mahoney	Filed

10.4	Change in Control Severance Agreement, dated May 18, 2006, between Commonwealth National Bank and Christine Trifari	Filed

10.5	Change in Control Severance Agreement, dated May 18, 2006, between Commonwealth National Bank and Andrea White	Filed